Exhibit 33.1


                             Nationstar Mortgage LLC

      Certification Regarding Compliance with Applicable Servicing Criteria

1. Nationstar Mortgage LLC (formerly "Centex Home Equity Company, LLC", Nationstar) is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2007 (the "Reporting Period"), as set forth in Exhibit A hereto. The transactions covered by this report include asset-backed securities transactions for which Nationstar acted as servicer involving first and second lien residential mortgage loans other than (a) transactions registered prior to compliance with Regulation AB and (b) Fannie Mae residential mortgage loan securitizations (the "Platform"), as listed in Exhibit B hereto;

2. Nationstar engaged certain vendors (the "Vendors") to perform specific, limited or scripted activities, and Nationstar elects to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities, unless otherwise noted, as set forth in Exhibit A hereto;

3. Except as set forth in paragraph 4 below, Nationstar used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Exhibit A hereto are inapplicable to Nationstar based on the activities it performs, directly or through its Vendors, with respect to the Platform;

5. Nationstar has complied, in all material respects, with the applicable servicing criteria as of and for the Reporting Period with respect to the Platform taken as a whole, except as described on Exhibit C hereto;

6. Nationstar has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of December 31, 2007 and for the Reporting period with respect to the Platform taken as a whole, except as described on Exhibit C hereto;

7. Nationstar has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Platform taken as a whole; and

8. Ernst & Young LLP, a registered public accounting firm, has issued an attestation report on Nationstar's assessment of compliance with the applicable servicing criteria for the Reporting Period.


                                             March 15, 2008


                                             Nationstar Mortgage LLC


                                             By: /s/ Jay Bray
                                                 -------------------------------
                                             Name:  Jay Bray
                                             Title: Executive Vice President
                                                    and Chief Financial Officer

                                                        EXHIBIT A

---------------------------------------------------------------------------------------------------------------------
                                                                         APPLICABLE                  INAPPLICABLE
                                   SERVICING CRITERIA                SERVICING CRITERIA            SERVICING CRITERIA
---------------------------------------------------------------------------------------------------------------------

                                                                                  Performed by
                                                                                 Vendor(s) for
                                                                                    which
                                                                                  Nationstar
                                                                   Performed        is the
                                                                      by         Responsible
      Reference                        Criteria                    Nationstar       Party
---------------------------------------------------------------------------------------------------------------------
                      General Servicing Considerations
---------------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)         Policies and procedures are instituted to       X
                      monitor any performance or other triggers
                      and events of default in accordance with
                      the transaction agreements.
---------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)        If any material servicing activities are        X
                      outsourced to third parties, policies and
                      procedures are instituted to monitor the
                      third party's performance and compliance
                      with such servicing activities.
---------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)       Any requirements in the transaction                                                   X
                      agreements to maintain a back-up servicer
                      for the mortgage loans are maintained.
---------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)        A fidelity bond and errors and omissions        X
                      policy is in effect on the party
                      participating in the servicing function
                      throughout the reporting period in the
                      amount of coverage required by and
                      otherwise in accordance with the terms of
                      the transaction agreements.
---------------------------------------------------------------------------------------------------------------------
                      Cash Collection and Administration
---------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)         Payments on pool assets are deposited into      X               X(1)
                      the appropriate custodial bank accounts
                      and related bank clearing accounts no more
                      than two business days following receipt,
                      or such other number of days specified in
                      the transaction agreements.
---------------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)        Disbursements made via wire transfer on         X               X(2)
                      behalf of an obligor or to an investor are
                      made only by authorized personnel.
---------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)       Advances of funds or guarantees regarding       X
                      collections, cash flows or distributions,
                      and any interest or other fees charged for
                      such advances, are made, reviewed and
                      approved as specified in the transaction
                      agreements.
---------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)        The related accounts for the transaction,       X
                      such as cash reserve accounts or accounts
                      established as a form of
                      overcollateralization, are separately
                      maintained (e.g., with respect to
                      commingling of cash) as set forth in the
                      transaction agreements.
---------------------------------------------------------------------------------------------------------------------

------------------------------
(1) Nationstar has elected to take responsibility for assessing compliance with such servicing criteria as permitted by the Interpretation 17.06 of the SEC Division of Finance Telephone interpretation with respect to the initial processing of cash receipts at the lockbox.

---------------------------------------------------------------------------------------------------------------------
                                                                         APPLICABLE                  INAPPLICABLE
                                   SERVICING CRITERIA                SERVICING CRITERIA            SERVICING CRITERIA
---------------------------------------------------------------------------------------------------------------------

                                                                                  Performed by
                                                                                 Vendor(s) for
                                                                                    which
                                                                                  Nationstar
                                                                   Performed        is the
                                                                      by         Responsible
      Reference                        Criteria                    Nationstar       Party
---------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)         Each custodial account is maintained at a       X
                      federally insured depository institution as
                      set forth in the transaction agreements.
                      For purposes of this criterion, "federally
                      insured depository institution" with
                      respect to a foreign financial institution
                      means a foreign financial institution that
                      meets the requirements of Rule
                      13k-1(b)(1) of the Securities Exchange Act.
---------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)        Unissued checks are safeguarded so as to        X               X(2)
                      prevent unauthorized access.
---------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)       Reconciliations are prepared on a monthly       X
                      basis for all asset-backed securities
                      related bank accounts, including custodial
                      accounts and related bank clearing
                      accounts. These reconciliations are (A)
                      mathematically accurate; (B) prepared
                      within 30 calendar days after the bank
                      statement cutoff date, or such other
                      number of days specified in the
                      transaction agreements; (C) reviewed and
                      approved by someone other than the person
                      who prepared the reconciliation; and (D)
                      contain explanations for reconciling
                      items. These reconciling items are resolved
                      within 90 calendar days of their original
                      identification, or such other number of
                      days specified in the transaction
                      agreements.
---------------------------------------------------------------------------------------------------------------------
                                       Investor Remittances and Reporting
---------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)         Reports to investors, including those to                        X(2)
                      be filed with the Commission, are
                      maintained in accordance with the
                      transaction agreements and applicable
                      Commission requirements. Specifically,
                      such reports (A) are prepared in
                      accordance with timeframes and other terms
                      set forth in the transaction agreements;
                      (B) provide information calculated in
                      accordance with the terms specified in the
                      transaction agreements; (C) are filed with
                      the Commission as required by its rules
                      and regulations; and (D) agree with
                      investors' or the trustee's records as to
                      the total unpaid principal balance and
                      number of mortgage loans serviced by the
                      Servicer.
---------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)        Amounts due to investors are allocated and                      X(2)
                      remitted in accordance with timeframes,
                      distribution priority and other terms set
                      forth in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)       Disbursements made to an investor are                           X(2)
                      posted within two business days to the
                      Servicer's investor records, or such
                      other number of days specified in the
                      transaction agreements.
---------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)        Amounts remitted to investors per the                           X(2)
                      investor reports agree with cancelled
                      checks, or other forms of payment, or
                      custodial bank statements.
---------------------------------------------------------------------------------------------------------------------
                                          Pool Asset Administration
---------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)         Collateral or security on mortgage loans        X
                      is maintained as required by the
                      transaction agreements or related
                      mortgage loan documents.
---------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)        Mortgage loan and related documents are         X
                      safeguarded as required by the
                      transaction agreements.
---------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)       Any additions, removals or                      X
                      substitutions to the asset pool are
                      made, reviewed and approved in
                      accordance with any conditions or
                      requirements in the transaction
                      agreements.
---------------------------------------------------------------------------------------------------------------------

------------------------------
(2) Nationstar will obtain an assertion of management and an accompanying 1122 Attestation Report from the vendor performing such activities.

---------------------------------------------------------------------------------------------------------------------
                                                                         APPLICABLE                  INAPPLICABLE
                                   SERVICING CRITERIA                SERVICING CRITERIA            SERVICING CRITERIA
---------------------------------------------------------------------------------------------------------------------

                                                                                  Performed by
                                                                                 Vendor(s) for
                                                                                    which
                                                                                  Nationstar
                                                                                    is the
                                                                                 Responsible
      Reference                        Criteria                    Nationstar       Party
---------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)        Payments on mortgage loans, including any       X
                      payoffs, made in accordance with the
                      related mortgage loan documents are
                      posted to the Servicer's obligor
                      records maintained no more than two
                      business days after receipt, or such
                      other number of days specified in the
                      transaction agreements, and allocated
                      to principal, interest or other items
                      (e.g., escrow) in accordance with the
                      related mortgage loan documents.
---------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)         Servicer's records regarding the                X
                      pool assets agree with the Servicer's
                      record's with respect to an obligor's
                      unpaid principal balance.
---------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)        Changes with respect to the terms or            X
                      status of an obligor's mortgage loans
                      (e.g., loan modifications or
                      re-agings) are made, reviewed and
                      approved by authorized personnel in
                      accordance with the transaction
                      agreements and related pool assets
                      documents.
---------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)       Loss mitigation or recovery actions             X
                      (e.g., forebearance plans,
                      modifications and deeds in lieu of
                      foreclosure, foreclosures and
                      repossessions, as applicable) are
                      initiated, conducted and concluded in
                      accordance with the timeframes or
                      other requirements established by the
                      transaction agreements.
---------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)      Records documenting collection efforts          X
                      are maintained during the period a
                      mortgage loan is delinquent in accordance
                      with the transaction agreements. Such
                      records are maintained on at least a
                      monthly basis, or such other period
                      specified in the transaction
                      agreements, and describe the entity's
                      activities in monitoring delinquent
                      mortgage loans including, for example,
                      phone calls, letters and payment
                      rescheduling plans in cases where
                      delinquency is deemed temporary (e.g.,
                      illness or unemployment).
---------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)        Adjustments to interest rates or rates          X
                      of return for mortgage loans with
                      variable rates are computed based on
                      the related mortgage loans documents.
---------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)         Regarding any funds held in trust for           X
                      an obligor (such as escrow accounts):
                      (A) such funds are analyzed, in
                      accordance with the obligor's mortgage
                      loan documents, on at least an annual
                      basis, or such other period specified
                      in the transaction agreements; (B)
                      interest on such funds is paid, or
                      credited, to obligors in accordance
                      with applicable mortgage loan documents
                      and state laws; and (C) such funds are
                      returned to an obligor within 30
                      calendar days of full repayment of the
                      related mortgage loans, or such other
                      number of days specified in the
                      transaction agreements.
---------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)        Payments made on behalf of an obligor                           X(2)
                      (such as tax or insurance payments)
                      are made on or before the related
                      penalty or expiration dates, as
                      indicated on the appropriate bills or
                      notices for such payments, provided
                      that such support has been received by
                      the servicer at least 30 calendar days
                      prior to these dates, or such other
                      number of days specified in the
                      transaction agreements.
---------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)       Any late payment penalties in                                   X(2)
                      connection with any payment to be made
                      on behalf of an obligor are paid from
                      the Servicer's funds and not charged
                      to the obligor, unless the late
                      payment was due to the obligor's
                      error or omission.
---------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)      Disbursements made on behalf of an              X
                      obligor are posted within two business
                      days to the obligor's records
                      maintained by the Servicer, or such
                      other number of days specified in the
                      transaction agreements.
---------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)       Delinquencies, charge-offs and                  X
                      uncollectible accounts are recognized
                      and recorded in accordance with the
                      transaction agreements.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                         APPLICABLE                  INAPPLICABLE
                       SERVICING CRITERIA                           SERVICING CRITERIA            SERVICING CRITERIA
---------------------------------------------------------------------------------------------------------------------

                                                                                  Performed by
                                                                                 Vendor(s) for
                                                                                    which
                                                                                  Nationstar
                                                                                    is the
                                                                                 Responsible
      Reference                        Criteria                    Nationstar       Party
---------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)        Any external enhancement or other               X
                      support, identified in Item
                      1114(a)(1) through (3) or Item 1115 of
                      Regulation AB, is maintained
                      as set forth in the transaction
                      agreements.
---------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT B


                      Centex Home Equity Loan Trust 2006-A
                    Nationstar Home Equity Loan Trust 2006-B
                    Nationstar Home Equity Loan Trust 2007-A
                    Nationstar Home Equity Loan Trust 2007-B
                    Nationstar Home Equity Loan Trust 2007-C
                        Home Equity Loan Trust 2007-FRE1
                   Newcastle Mortgage Securities Trust 2006-1
                   Newcastle Mortgage Securities Trust 2007-1
 Asset Backed Securities Corporation Home Equity Loan Trust, Series MO 2006-HE6
      Soundview Home Loan Trust Asset-Backed Certificates, Series 2007-NS1

                                  EXHIBIT C(3)


1. Nationstar has identified the following noncompliance with servicing criteria 1122(d)(2)(i), 1122(d)(2)(vii)(B), 1122(d)(2)(vii)(D),
      1122(d)(4)(iv), and 1122(d)(4)(xiv) applicable to the Platform during the year ended December 31, 2007 as follows:

      1122(d)(2)(i) - Payments on mortgage loans were not deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt.

      1122(d)(2)(vii)(B) - Reconciliations prepared on a monthly basis for all asset-backed securities related accounts and related bank clearing accounts were not prepared within 30 calendar days after the bank statement cutoff date.

      1122(d)(2)(vii)(D) - Reconciliations prepared on a monthly basis for all asset-backed securities related accounts and related bank clearing accounts contained reconciling items that were not resolved within 90 calendar days of their original identification.

      1122(d)(4)(iv) - Payments on mortgage loans, including any payoffs, were made in accordance with the related mortgage loan documents but were not posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

      1122(d)(4)(xiv) - Delinquencies, charge-offs and uncollectible accounts were not recognized and recorded in accordance with the transaction agreements.

2. Nationstar has identified the following noncompliance with servicing criteria for Vendors identified, applicable to the Platform during the year ended December 31, 2007 as follows:

      Wells Fargo Bank, N.A.
      ----------------------
      No instances of material noncompliance were noted.

      JP Morgan
      ---------
      No instances of material noncompliance were noted.

      Bank of New York
      ----------------
      No instances of material noncompliance were noted.

      First American Real Estate Solutions, L.P.
      ------------------------------------------
      No instances of material noncompliance were noted.

      American Security Insurance Company, Standard Guaranty Insurance Company and TrackSure Insurance Agency, Inc. ("Assurant")
      --------------------------------------------------------------------------
      1122(d)(4)(xii) - Assurant's Report on Assessment of Compliance and related Attestation Report determined that it did not have sufficient policies and procedures to capture the information with respect to the Platform necessary to determine compliance with 1122(d)(4)(xii).

3. There were no material deficiencies in Nationstar's policies and procedures to monitor vendors.


------------------------------------
(3)   Accountants' attestation report covers only paragraph 1 of this Exhibit C.